UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2014

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	1-9927	95-2594724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3405 W. Dr. Martin Luther King Jr. Blvd, Suite 101
Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01 Other Events and Regulation FD Disclosure.

Effective January 1, 2014, Comprehensive Care Corporation appointed Mr. Ramon Martinez as its President and elected him to its Board of Directors.

Mr. Martinez also serves as the President of the Company’s subsidiary, CompCare Pharmacy Solutions, Inc. Previously, Mr. Martinez served the Company as its Senior Management Advisor.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements

Not Applicable

(b)	Exhibits

99.1	A copy of the press release entitled “Ramon Martinez Named President of Comprehensive Care Corporation and Elected to the Company’s Board of Directors” is attached.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

Date: January 8, 2014	By:	/s/ Clark Marcus
Clark Marcus, Chief Executive Officer